UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21289

Birmiwal Investment Trust

                                                                (Exact name of registrant as specified in charter)

5270 Highland Drive, Bellevue, WA  98006

                                                                                      (Address of principal executive offices)

                                                             (Zip code)

Kailash Birmiwal

5270 Highland Drive, Bellevue, WA  98006

(Name and address of agent for service)

Registrant's telephone number, including area code: (425) 957-9436

Date of fiscal year end: March 31

Date of reporting period: March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Birmiwal Oasis Fund

For Investors Seeking Capital Appreciation

ANNUAL REPORT

March 31, 2006

Birmiwal Investment Trust

www.birmiwal.com

1-800-417-5525

Birmiwal Oasis Fund

Annual Report

March 31, 2006

Dear Fellow Shareholders,

We are pleased to report that for the fiscal year ending March 31 2006, the Fund's total return is 63.83% compared to 11.73% for the S&P 500, primarily due to individual stock picks.

The Fund has completed three fiscal years.  The total and annualized returns over this period have been 308.87% and 59.90%, respectively, in comparison to 60.02% and 17.19% for the S&P 500.

We are proud to report that the Fund was ranked number one in 2005 in the small cap core category (source: Lipper - 637 funds in the category).  You may also note that the Fund was top performer in 2004 in the small cap core category (source: Lipper), and top performer in 2003 (partial year) in the new fund category (source: USA Today).

As always, we thank you for your continued support and trust in us.

Sincerely,

Kailash Birmiwal, Ph. D.

All returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

The information provided in this material should not be considered a recommendation to purchase or sell any security. It should not be assumed that any security transactions or holdings were or will be profitable or that the investment recommendations or decisions we make in the future will be profitable.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

2006 Annual Report  1

BIRMIWAL OASIS FUND

PERFORMANCE INFORMATION

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED MARCH 31, 2006.

3/31/06 NAV $37.19

      Since

    1 Year(A)                             Inception(A)

Birmiwal Oasis Fund

     63.83%                        59.90%

S&P 500(B)

     11.73%                        17.19%

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The inception date of the Birmiwal Oasis Fund was April 1, 2003.

(B) The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-417-5525.

2006 Annual Report  2

Proxy Voting Guidelines (Unaudited)

Birmiwal Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.birmiwal.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how  the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-417-5525). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2006 Annual Report  3

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing operating expenses consisting solely of a base management fee and a performance-based management fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on September 30, 2005 and held through March 31, 2006.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of  investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                                                  Expenses Paid

                                                                  Beginning                    Ending                  During the Period*

                                                              Account Value            Account Value          September 30, 2005

                                                September 30, 2005     March 31, 2006           to March 31, 2006

Actual                                 $1,000.00                 $1,322.12                         $27.21

Hypothetical                        $1,000.00                 $1,001.50                         $23.45

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 4.70%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

2006 Annual Report  4

Birmiwal Oasis Fund

	Schedule of Investments
	March 31, 2006

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Agricultural Chemicals
5,000	Bodisen Biotech Inc. * **	$ 78,850	0.48%

Agricultural Prod-Livestock & Animal Specialties
60,000	Cal-Maine Foods Inc.	436,200	2.67%

Biological Products, (No Diagnostic Substances)
152,400	Nabi Biopharmaceuticals *	859,536
2,000	Serono SA **	34,820
		894,356	5.48%

Chemicals & Allied Products
2,000	Pioneer Companies Inc. *	61,000	0.37%

Commercial Banks
5,000	Mitsubishi UFJ Financial Group, Inc. * **	76,050	0.47%

Communications Services
30,000	WPCS International Inc. *	232,500	1.42%

Computer Communications Equipment
8,000	Silicom Ltd. * **	84,800	0.52%

Computer Storage Devices
22,000	Overland Storage Inc. *	199,760
15,000	Xyratex Ltd. * **	472,500
		672,260	4.12%

Construction Machinery & Equipment
2,000	Manitowoc Co. Inc.	182,300	1.12%

Crude Petroleum & Natural Gas
3,000	Energy Partners Ltd. *	70,740	0.43%

Deep Sea Foreign Transportation of Freight
5,000	Excel Maritime Carriers Ltd. * **	48,900	0.30%

Electric Lighting & Wiring Equipment
3,000	Lamson & Sessions Co. *	83,490	0.51%

Household Audio & Video Equipment
10,000	Directed Electronics, Inc. *	167,500	1.03%

Iron & Steel Foundries
83,700	Grupo Simec SA de CV * **	588,411	3.60%

Metal Mining
90,000	Northern Orion Resources Inc. * **	406,800	2.49%

Miscellaneous Chemical Product
183,484	Ronson Corp. *	776,139	4.75%

Miscellaneous Food Preparation
8,400	Medifast Inc. *	77,532	0.47%

Motor Vehicles & Passenger Car Bodies
7,000	Tata Motors Ltd. **	145,880	0.89%

Oil & Gas Field Exploration Services
2,000	Houston Exploration Co. *	105,400	0.65%

Petroleum Refining
1,000	Alon USA Energy Inc.	24,620	0.15%

Pharmaceutical Preparations
1,000	Adams Respiratory Therapeutics Inc. *	39,770
3,000	Aspreva Pharmaceuticals Corporation * **	74,670
3,000	Biovail Corp. **	73,050
10,000	ViroPharma Inc. *	127,000
		314,490	1.93%

Plastic Materials, Synth Resin/Rubber, Cellulos (No Glass)
5,000	Chemtura Corporation	58,900	0.36%

Radio & Tv Broadcasting & Communications Equipment
2,000	Nokia Corp. **	41,440	0.25%

Railroad Equipment
2,000	Greenbrier Companies	80,100	0.49%

Real Estate Investment Trusts
10,000	Impac Mortgage Holdings Inc.	96,400	0.59%

Retail - Computer & Computer Software Stores
2,000	GameStop Corp. *	94,280	0.58%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report  5

Birmiwal Oasis Fund

	Schedule of Investments
	March 31, 2006

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Rolling Drawing & Extruding of Nonferrous Metals
2,000	Mueller Industries Inc.	71,380	0.44%

Security & Commodity Brokers, Dealers, Exchanges & Services
1,000	NYSE Group, Inc. *	79,250	0.49%

Semiconductors & Related Devices
10,000	Actions Semiconductor Co., Ltd. * **	97,000
75,000	Amkor Technology Inc. *	648,000
2,000	AU Optronics Corp. **	29,820
9,000	Leadis Technology Inc. *	51,120
7,586	Sigmatel Inc. *	66,302
		892,242	5.47%

Services - Business Services
305,000	Webzen Inc. * **	2,202,100
5,000	WiderThan Co., Ltd. * **	66,100
		2,268,200	13.89%

Services - Computer Integrated Systems Design
10,000	Sento Corp. *	77,000	0.47%

Services - Computer Processing & Data Preparation
12,000	Linktone Ltd. * **	78,600	0.48%

Services - Computer Programming
3,000	Patni Computer Systems Ltd. * **	61,350
5,000	RealNetworks Inc. *	41,250
		102,600	0.63%

Services - Prepackaged Software
25,000	CDC Corp. * **	110,000
5,000	I2 Technologies, Inc. *	86,000
1,000	Microsoft Corp.	27,210
82,862	VA Software Corp. *	396,908
		620,118	3.80%

Special Industry Machinery
10,000	Amtech Systems Inc. *	73,100	0.45%

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens)
1,000	Chaparral Steel Company *	64,920
20,000	Gerdau AmeriSteel Corp.	186,000
2,000	Mittal Steel Company **	75,500
8,000	Novamerica Steel Inc. * **	367,600
2,000	Oregon Steel Mills *	102,340
16,000	Ternium * **	453,600
		1,249,960	7.66%

Telephone Communications (No Radiotelephone)
2,000	Global Crossing Ltd. * **	53,000
2,000	Nippon Telegraph & Telephone Corp. **	43,100
3,000	Videsh Sanchar Nigam Ltd. **	64,380
		160,480	0.98%

Telephone & Telegraph Apparatus
5,000	Ditech Communications Corp. *	52,250
10,000	Ikanos Communications *	197,100
		249,350	1.53%

Wholesale - Groceries & Related Products
10,000	Schiff Nutrition International Inc. *	59,800	0.37%

Total for Common Stock (Cost $10,602,515)		11,881,418	72.78%

Warrants
40,000	Services Acquisition Corp. International * (expires 6-28-2009)	166,800	1.02%
	Total for Warrants (Cost $122,938)

Cash and Equivalents
5,051,433	First American Government Obligation Fund Cl A 3.99% ***	5,051,433	30.94%
	(Cost $5,051,433)

	Total Investments Securities	17,099,651	104.74%
	(Cost $15,776,886)

	Liabilities In Excess of Other Assets	(773,626)	-4.74%

	Net Assets	$ 16,326,025	100.00%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

***Variable rate security; the Yield Rate shown represents the rate at March 31, 2006.

The accompanying notes are an integral part of the financial statements.

2006 Annual Report  6

Birmiwal Oasis Fund

Statement of Assets and Liabilities
March 31, 2006

Assets:
Investment Securities at Market Value	$ 17,099,651
(Identified Cost - $15,776,886)
Receivables:
Receivable for Securities Sold	655,298
Dividends and Interest	15,176
Total Assets	17,770,125
Liabilities
Management Fees Payable
Base Management Fee Payable to Adviser	38,181
Performance Adjustment Payable to Adviser	19,676
Payable For Securities Purchased	1,386,243
Total Liabilities	1,444,100
Net Assets	$ 16,326,025
Net Assets Consist of:
Paid In Capital	12,594,048
Realized Gain on Investments - Net	2,409,212
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	1,322,765
Net Assets, for 438,984 Shares Outstanding	$ 16,326,025
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($16,326,025/438,984 shares)	$ 37.19

Statement of Operations
For the year ended March 31, 2006

Investment Income:
Dividends (Net of foreign withholding tax of $2,785)	$ 82,817
Interest	47,777
Total Investment Income	130,594
Expenses: (Note 3)
Management Fees
Base Management Fees	316,402
Performance Adjustment	197,296
Total Expenses	513,698

Net Investment Loss	(383,104)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	4,247,620
Net Realized Gain on Short Positions	4,117
Net Realized Gain on Options	2,988
Net Change In Unrealized Appreciation on Investments	1,657,342
Net Realized and Unrealized Gain on Investments	5,912,067
Net Increase in Net Assets from Operations	$ 5,528,963

The accompanying notes are an integral part of the

financial statements.

2006 Annual Report  7

Birmiwal Oasis Fund

Statement of Changes in Net Assets
	4/1/2005	4/1/2004
	to	to
	3/31/2006	3/31/2005
From Operations:
Net Investment Loss	$ (383,104)	$ (261,770)
Net Realized Gain on Investments, Short Sales and Options	4,254,725	1,533,704
Net Change In Unrealized Appreciation (Depreciation)	1,657,342	(573,639)
Increase (Decrease) in Net Assets from Operations	5,528,963	698,295
From Distributions to Shareholders:
Net Investment Income	0	0
Net Realized Gain from Security Transactions	(2,620,863)	(1,611,100)
Change in Net Assets from Distributions	(2,620,863)	(1,611,100)
From Capital Share Transactions:
Proceeds From Sale of Shares	4,236,383	716,770
Shares Issued on Reinvestment of Dividends	2,620,597	1,611,100
Cost of Shares Redeemed	(1,516,311)	(235,966)
Net Increase from Shareholder Activity	5,340,669	2,091,904

Net Increase in Net Assets	8,248,769	1,179,099

Net Assets at Beginning of Period	8,077,256	6,898,157
Net Assets at End of Period (including accumulated	$ 16,326,025	$ 8,077,256
undistributed net investment income of $0 and $0)

Share Transactions:
Issued	123,912	24,540
Reinvested	84,021	66,629
Redeemed	(44,204)	(9,417)
Net Increase in Shares	163,729	81,752
Shares Outstanding Beginning of Period	275,255	193,503
Shares Outstanding End of Period	438,984	275,255

Financial Highlights
Selected data for a share outstanding throughout the period:	4/1/2005	4/1/2004	4/1/2003 **
	to	to	to
	3/31/2006	3/31/2005	3/31/2004
Net Asset Value -
Beginning of Period	$ 29.34	$ 35.65	$ 20.00
Net Investment Income/(Loss)*	(1.18)	(1.03)	(0.43)
Net Gains or Losses on Securities
(realized and unrealized)	18.15	2.86	24.15
Total from Investment Operations	16.97	1.83	23.72

Distributions (From Net Investment Income)	0.00	0.00	0.00
Distributions (From Capital Gains)	(9.12)	(8.14)	(8.07)
Total Distributions	(9.12)	(8.14)	(8.07)

Net Asset Value -
End of Period	$ 37.19	$ 29.34	$ 35.65

Total Return (a)	63.83%	9.99%	126.90%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	16,326	8,077	6,898

Before Waivers
Ratio of Expenses to Average Net Assets	4.70%	4.26%	2.90%
Ratio of Net Investment Loss to Average Net Assets	-3.50%	-3.72%	-2.68%

After Waivers
Ratio of Expenses to Average Net Assets	4.70%	4.26%	1.50%
Ratio of Net Investment Loss to Average Net Assets	-3.50%	-3.72%	-1.28%
Portfolio Turnover Rate	637.98%	1050.35%	1015.55%

* Per share amounts were calculated using the average shares method.
** Commencement of Operations.
(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all
Fund distributions.

The accompanying notes are an integral part of these

financial statements.

2006 Annual Report  8

NOTES TO THE FINANCIAL STATEMENTS

BIRMIWAL OASIS FUND

March 31, 2006

1.) ORGANIZATION

Birmiwal Oasis Fund (the "Fund") is a non-diversified series of the Birmiwal Investment Trust (the "Trust"), an open-end investment company.  The Trust was organized in Ohio as a business trust on January 3, 2003  and commenced operations on April 1, 2003. The Fund may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  Birmiwal Asset Management, Inc. is the adviser to the Fund (the "Adviser").  As of the close of business on January 30, 2006, the Fund closed to new investors and will not take additional purchases from existing investors, except shareholders of record on January 30, 2006 may continue to add to their existing accounts only through the reinvestment of dividends and/or capital gain distributions from shares owned, and trustees of the Fund, as well as directors, officers and employees of the Adviser may continue to open new accounts and make additional purchases in existing accounts. The Fund's primary investment objective is to seek capital appreciation.  Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

2006 Annual Report  9

Notes to the Financial Statements – continued

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset values per share of the Fund. For the fiscal year ended March 31, 2006, net investment loss of $383,104 was reclassified to accumulated undistributed net realized short-term gains.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OTHER:The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Birmiwal Asset Management, Inc.  (the "Adviser").  Under the terms of the Investment Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (i) interest and (ii) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses.

For its services and its agreement to pay the Fund’s operating expenses, the Adviser receives a variable performance-based management fee comprised of a base rate of 2.90% of the

2006 Annual Report  10

Notes to the Financial Statements – continued

Fund's average daily net assets.  The performance adjustment increases or decreases the fee paid by the Fund to the Adviser based on the Fund's performance relative to the S&P 500 Index over the most recent 12-month period.  If the Fund's return for the period is within 2.00% (two percentage points) of the return on the S&P 500 Index, no adjustment is made.  If the difference between the performance of the Fund and the S&P 500 Index exceeds 2.00% (two percentage points), the performance adjustment is made at a rate that varies linearly with the difference between the Fund's performance and that of the S&P 500 Index.  The resulting performance adjustment rate can be as high as 2.40% if the Fund outperforms the S&P 500 Index by 14% (fourteen percentage points) or more, and as low as -2.40% if the Fund underperforms the S&P 500 Index by 14% (fourteen percentage points) or more.

For the year ended March 31, 2006 the Adviser earned management fees totaling $316,402 and performance-based management fees totaling $197,296. At March 31, 2006, the Fund owed the Adviser management fees in the amount of $57,857, which consisted of a base fee of $38,181 and performance-based management fees of $19,676.

4.) RELATED PARTY TRANSACTIONS

Kailash Birmiwal, Ph. D. is the control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management  fees paid to the Adviser by the Fund. The Fund has entered into agreements with Mutual Shareholder Services (“MSS”) for fund accounting and transfer agency services. An officer and shareholder of MSS is also an officer of the Fund. Fees paid to MSS are paid by the Adviser.

The Trustees who are not interested persons of the Fund were paid a total of $4,000 in Trustee fees for the year ended March 31, 2006 by the Adviser.

5.) CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares. Paid in capital at March 31, 2006 was $12,594,048 representing 438,984 shares outstanding.

6.) INVESTMENT TRANSACTIONS

For the year ended March 31, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $53,400,887 and $52,517,570, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For federal income tax purposes, the cost of total investment securities owned at March 31, 2006 was $15,810,884. At March 31, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), was as follows:

Appreciation                           (Depreciation)                  Net Appreciation (Depreciation)

 $1,658,431                               ($369,664)                                 $1,288,767

7.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2006, Kailash Birmiwal, Ph. D. held, in aggregate, approximately 66% of the Fund.

2006 Annual Report  11

Notes to the Financial Statements – continued

8.) DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid  was as follows:

Distributions paid from:

                                                             Year ended                   Year ended

                                  March 31, 2006             March 31, 2005

      Ordinary Income:

           $                 0

          $               0

      Short-term Capital Gain

    2,591,017

              1,611,100

      Long-term Capital Gain

         29,846

   0

            $   2,620,863

          $  1,611,100

As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary

income/(accumulated losses)                    $2,277,992

Undistributed long-term capital

gain/(accumulated losses)                             165,218

Unrealized appreciation/(depreciation)                      1,288,767

                                                                         $ 3,731,977

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

2006 Annual Report  12

Cohen McCurdy

            800 Westpoint Pkwy, Ste 1100

Certified Public Accountants

Westlake, Ohio 44145

Phone: (440) 835-8500

Fax: (440) 835-1093

www.cohenmccurdy.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of

Birmiwal Oasis Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Birmiwal Oasis Fund as of March 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and financial highlights for each of the three periods then ended.  These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2006 by correspondence with the Fund's custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Birmiwal Oasis Fund as of March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

May 4, 2006

2006 Annual Report  13

TRUSTEES AND OFFICERS - Unaudited

     The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified.  For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-417-5525. The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Kailash Birmiwal, Ph.D.(2) 1957 Lea R. Birmiwal, Ph.D. 1960	President, Treasurer, and Trustee Secretary	Since 2003 Since 2003	Managing personal assets (1994 to 2003). President of the Fund’s Adviser since 2003. Homemaker.	1 1	None None

(1) The address of each trustee and officer is c/o Birmiwal Investment Trust, 5270 Highland Drive, Bellevue, WA 98006.

(2) Kailash Birmiwal is considered an "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the  Adviser.

Independent Trustees

Name, Address(3), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Rajendra K. Bordia, Ph.D. 1957 Hemant K. Gupta, Ph.D. 1958 Veera S. Karukonda 1957 Bal K. Sharma, Dr. 1953	Trustee Trustee Trustee Trustee	Since 2003 Since 2003 Since 2003 Since 2003

Professor, Department of Materials Science and Engineering, University of Washington (2003-Present). Chair (1998-2005), Associate Professor (1991-2003), Department of Materials Science and Engineering, University of Washington.

President of Gupta Inc., a Retail Corporation (1996-Present). Assistant Professor, University of Connecticut (1986-1998).

Civil Engineer, City of Hartford, CT (1988-2003).  Civil Engineering Consultant (2003-2004).  Signal Systems Engineer, City of Stamford, CT (2004-Present).

Administrator (Chief of Respiratory Division), V.A. Medical Center, North Chicago (1990-Present).

				1 1 1 1	None None None None

(3)The address of each trustee and officer is c/o Birmiwal Investment Trust, 5270 Highland Drive, Bellevue, WA 98006.

2006 Annual Report  14

Board of Trustees

Kailash Birmiwal, Ph. D.

Rajendra K. Bordia, Ph. D.

Hemant K. Gupta, Ph. D.

Veera S. Karukonda

Bal K. Sharma, Dr.

Investment Adviser

Birmiwal Asset Management, Inc.

5270 Highland Drive

Bellevue, WA 98006

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Dr., Ste 400

Broadview Hts, OH 44147

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH 45201

Fund Administrator

Premier Fund Solutions Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Auditors

Cohen McCurdy, Ltd.

826 Westpoint Pkwy., Ste 1250

Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Birmiwal Oasis Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Birmiwal Oasis Fund

5270 Highland Drive

Bellevue, WA 98006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/06	FYE 3/31/05
Audit Fees	$13,640	$14,871
Audit-Related Fees	$0	$0
Tax Fees	$2,350	$1,345
All Other Fees	$650	$0

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 3/31/06	FYE 3/31/05
Registrant	$3,000	$1,345
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Birmiwal Investment Trust

By : /s/ Kailash Birmiwal

Kailash Birmiwal

President

Date:                    6-8-06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Kailash Birmiwal

Kailash Birmiwal

President

Date:                    6-8-06

By : /s/ Kailash Birmiwal

Kailash Birmiwal

Chief Financial Officer

Date:                    6-8-06